NEUROLOGIX, INC.

January 23, 2012

Mr. Reginald Hardy

2600 Southwest Third Avenue, Suite 950

Miami, FL 33129

Re: Amendment to Employment Agreement

Dear Reg:

This letter (this “Amendment”), effective as of January 23, 2012, amends that certain letter agreement, dated as of December 15, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Employment Agreement”), by and between you and Neurologix, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Employment Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

1. Section 4 of the Employment Agreement is hereby amended by deleting all references to “four percent (4%)” contained therein and replacing them with “three and one-half percent (3.5%).”

2. Except as amended by this Amendment, the Employment Agreement and the related Non-Disclosure Agreement, dated as of February 18, 2010, between you and the Company, and each provision thereof, are hereby ratified and confirmed in every respect and shall continue in full force and effect.

3. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

4. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. This Amendment may be executed by the delivery of facsimile or .pdf copies of the signatures of the parties hereto.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

NEUROLOGIX, INC.

By: /s/ Clark A. Johnson______________

Name: Clark A. Johnson

Title: Chief Executive Officer

By: /s/ Marc L. Panoff_________________

Name: Marc L. Panoff

Title: Chief Financial Officer

Accepted and Agreed:

/s/ Reginald Hardy___________________
Reginald Hardy